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                                                                 EXHIBIT 10.4(a)

                           WELLS FARGO FOOTHILL, INC.
                              2450 COLORADO AVENUE
                                 SUITE 3000 WEST
                         SANTA MONICA, CALIFORNIA 90404

As of July 11, 2003

MORTON'S RESTAURANT GROUP, INC.
333 New Hyde Park Road,
New Hyde Park, NY 11042
Attn:    Thomas Baldwin
Fax No. 516-627-1898

Re:  Extension of Time

     Reference is made to the Loan and Security Agreement, dated as of July 7, 2003 (the "LOAN AGREEMENT"), by and between Wells Fargo Foothill, Inc., a California corporation ("LENDER") and Morton's Restaurant Group, Inc., a Delaware corporation ("Borrower"). Capitalized terms used in this letter agreement without definition have the meanings ascribed to them in the Loan Agreement.

          SECTIONS 3.2(a) THROUGH (h) of the Loan Agreement provide as follows:

               "(a) within 10 days of the Closing Date, Lender shall have received a Cash Management Agreement with respect to the Concentration Account;

               (b) within 10 days of the Closing Date, Lender shall have received a Control Agreement for any Securities Account or any Deposit Account of Borrower or any of its Subsidiaries that contains cash, Cash Equivalents, deposit account balances, or Investment Property in an aggregate amount in excess of $100,000 outstanding as of such date;

               (c) within 10 days of the Closing Date, Lender shall have received the Credit Card Agreements, in form and substance satisfactory to Lender, duly executed, and in full force and effect,

               (d) within the earlier of (i) 10 days from the date of the making of the initial Advance (or other extension of credit) hereunder, and (ii) 15 days from the Closing Date, Lender shall have received the Mortgage on that certain Real Property owned by Morton's of Chicago/Jacksonville LLC commonly known as 1510 Riverplace Boulevard, Jacksonville, FL, 32207, in form and substance satisfactory to Lender, duly executed, and in full force and effect;

               (e) within the earlier of (i) 10 days from the date of the making of the initial Advance (or other extension of credit) hereunder, and (ii) 15 days from the Closing Date, Lender shall have received a mortgagee title insurance policy (or marked commitment to issue the same) for the Real Property Collateral issued by a title insurance company satisfactory to Lender (each a "MORTGAGE POLICY" and, collectively, the "MORTGAGE POLICIES") in amounts reasonably satisfactory to Lender up to 125% of the appraised value of such Real Property

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Collateral assuring Lender that the Mortgage on such Real Property Collateral is a valid and enforceable first priority mortgage Lien on such Real Property Collateral free and clear of all defects and encumbrances except Permitted
Liens, and such Mortgage Policy otherwise shall be in form and substance reasonably satisfactory to Lender;

               (f) within 30 days of the Closing Date, Lender shall have received certified copies of the policies of insurance, together with the endorsements thereto, as are required by SECTION 6.8, the form and substance of which shall be satisfactory to Lender and its counsel;

               (g) within 30 days of the Closing Date, Lender shall have received searches reflecting the filing of all financing statements described in
SECTION 3.1(b);

               (h) within the time specified in SCHEDULE 3.2(h), each of the conditions subsequent set forth in SCHEDULE 3.2(h) shall be fulfilled."

          Borrower has requested that the deadlines for the deliveries set forth in SECTIONS 3.2(a) THROUGH (g) of the Loan Agreement and the deadlines for the deliveries and obligations set forth in Items 3, 5.a, 10 and 14 of SCHEDULE 3.2(h) of the Loan Agreement be extended to the dates set forth below. Lender is willing to grant the requested extensions.

          Accordingly, Lender and Borrower hereby agree as follows:

          (1) The deadline for delivering the Cash Management Agreement pursuant to SECTION 3.2(a) of the Loan Agreement hereby is extended to September 26, 2003.

          (2) The deadline for delivering a Control Agreement for any Securities Account or any Deposit Account of Borrower or any of its Subsidiaries pursuant to SECTION 3.2(b) of the Loan Agreement hereby is extended to September 26, 2003.

          (3) The deadline for delivering the Credit Card Agreements pursuant to SECTION 3.2(c) of the Loan Agreement hereby is extended to September 26, 2003.

          (4) The deadline for delivering the Mortgage pursuant to SECTION 3.2(d) of the Loan Agreement hereby is extended to September 26, 2003.

          (5)  The deadline for delivering the Mortgage Policies pursuant to
SECTION 3.2(e) of the Loan Agreement hereby is extended to September 26, 2003.

          (6) The deadline for delivering the certified copies of the policies of insurance, together with the endorsements thereto, pursuant to SECTION 3.2(f) of the Loan Agreement hereby is extended to October 31, 2003.

          (7) The deadline for delivering the searches reflecting the filing of all financing statements pursuant to SECTION 3.2(g) of the Loan Agreement hereby is extended to September 26, 2003.

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          (8)  The deadline for fulfilling certain of the conditions subsequent set forth in SCHEDULE 3.2(h) of the Loan Agreement hereby is extended as set forth below:

               (a) The deadline for delivering the termination statements and other documentation evidencing the termination of all Liens other than Permitted Liens pursuant to Item 3 of SCHEDULE 3.2(h) of the Loan Agreement hereby is extended to September 5, 2003.

               (b) The deadline for delivering the stock power in connection with Item 5.a of SCHEDULE 3.2(h) of the Loan Agreement hereby is extended to September 5, 2003.

               (c) The deadline for delivering evidence satisfactory to Lender in connection with Item 10 of SCHEDULE 3.2(h) of the Loan Agreement that the UCC-l Financing Statement filed by Wells Fargo Bank Minnesota, as Trustee for the Registered Holders of CNL Franchise Loan-Backed Bonds, Series 1998-1 against Morton's of Chicago, Inc. has been terminated, or that the definition of Permitted Purchase Money has been amended, hereby is extended to September 5, 2003.

               (d) The deadline for delivering evidence in connection with Item 14 of SCHEDULE 3.2(h) of the Loan Agreement that the litigation identified within paragraph 13 of Schedule 5.10 (civil action in the Court of Chancery in the State of Delaware in New Castle County commenced by BFMA Holding Corporation against Borrower, members of Borrower's board of directors, and Castle Harlan, Inc. and a number of its affiliates) shall not limit, impair or otherwise affect in any manner any Liens of Lender on the Collateral hereby is extended to September 5, 2003.

          (9) The Loan Agreement, as amended hereby, shall be and remain in full force and effect in accordance with its respective terms and hereby is ratified and confirmed in all respects. Except as expressly set forth herein, the execution, delivery, and performance of this letter agreement shall not operate as a waiver of or as an amendment of, any right, power, or remedy of Lender under the Loan Agreement, as in effect prior to the date hereof.

          (10) This letter agreement is a Loan Document. Upon and after the effectiveness of this letter agreement, each reference in the Loan Agreement to "this Agreement", "hereunder", "herein", "hereof" or words of like import referring to the Loan Agreement, and each reference in the other Loan Documents to "the Loan Agreement", "thereunder", "therein", "thereof" or words of like import referring to the Loan Agreement, shall mean and be a reference to the Loan Agreement as modified and amended hereby.

          (11) The validity of this letter agreement, its construction, interpretation and enforcement, the rights of the parties hereunder, shall be determined under, governed by, and construed in accordance with the laws of the State of New York.

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          (12) This letter agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be an original's but all of which shall together constitute one and the same instrument. Delivery of an executed counterpart of this letter agreement by telefacsimile shall be equally as effective as delivery of an original executed counterpart of this letter agreement. Any party delivering an executed counterpart of this letter agreement by telefacsimile shall also deliver an original executed counterpart of this letter agreement, but the failure to do so shall not affect the validity, enforceability or binding effect of this letter agreement.

                              Very truly yours,

                              WELLS FARGO FOOTHILL, INC.

                              By:   /s/ Lisa Cooley
                                 ------------------
                              Title: Vice President


ACKNOWLEDGED AND AGREED TO BY:

MORTON'S RESTAURANT GROUP, INC.,
a Delaware corporation


By:     /s/ Thomas J. Baldwin
   --------------------------
Title:  EVP & CFO

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PORTERHOUSE, INC., a Delaware
corporation
MORTON'S OF CHICAGO/ADDISON,
INC., a Delaware corporation
MORTON'S OF CHICAGO/
BALTIMORE, INC., a Delaware corporation
MORTON'S OF CHICAGO/BUCKHEAD,
INC., a Delaware corporation
MORTON'S OF CHICAGO/
CINCINNATI, INC., a Delaware corporation
MORTON'S OF CHICAGO/
CLEVELAND, INC., an Illinois corporation
MORTON'S OF CHICAGO/DALLAS,
INC., an Illinois corporation
MORTON'S OF CHICAGO/DETROIT,
INC., a Delaware corporation
MORTON'S OF CHICAGO /HOUSTON,
INC., a Delaware corporation
MORTON'S OF CHICAGO/
MINNEAPOLIS, INC., a Delaware
corporation
MORTON'S OF CHICAGO/NORTH
MIAMI BEACH, INC., a Delaware
corporation
MORTON'S OF CHICAGO/PALM
BEACH INC., a Delaware corporation
MORTON'S OF CHICAGO/
PHILADELPHIA, INC., an Illinois
corporation
MORTON'S OF CHICAGO/
PITTSBURGH, INC., a Delaware corporation
MORTON'S OF CHICAGO/PUERTO
RICO, INC., a Delaware corporation
MORTON'S OF CHICAGO, INC., an
Illinois corporation
MORTON'S OF CHICAGO/ATLANTA,
INC., an Illinois corporation
MORTON'S OF CHICAGO/BOCA
RATON, INC., a Delaware corporation
MORTON'S OF CHICAGO/CHICAGO,
INC., a Delaware corporation
MORTON'S OF CHICAGO/CLAYTON,
INC., a Delaware corporation
MORTON'S OF CHICAGO/COLUMBUS,
INC., a Delaware corporation
MORTON'S OF CHICAGO/DENVER,
INC., an Illinois corporation
MORTON'S OF CHICAGO/FIFTH
AVENUE, INC., a Delaware corporation
MORTON'S OF CHICAGO/FLAMINGO
ROAD CORP., a Delaware corporation
MORTON'S OF CHICAGO/MIAMI, INC.,
a Delaware corporation

MORTON'S OF CHICAGO/NASHVILLE,
INC., a Delaware corporation

MORTON'S OF CHICAGO/ORLANDO,
INC., a Delaware corporation
MORTON'S OF CHICAGO/
PALM DESERT, INC., a Delaware
corporation
MORTON'S OF CHICAGO/PHOENIX,
INC., a Delaware corporation
MORTON'S OF CHICAGO/PORTLAND,
INC., a Delaware corporation


MORTON'S OF CHICAGO/ROSEMONT,
INC., an Illinois corporation
By:         /s/ Thomas J. Baldwin
     ----------------------------
Name:       Thomas J. Baldwin
Title:      Executive Vice President and Chief
            Financial Officer of the above
            entities

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MORTON'S OF CHICAGO/
SACRAMENTO, INC., a Delaware
corporation
MORTON'S OF CHICAGO/SAN DIEGO,
INC., a Delaware corporation
MORTON'S OF CHICAGO/SANTA ANA,
INC., a Delaware corporation

MORTON'S OF CHICAGO/SEATTLE, INC.,
a Delaware corporation
MORTON'S OF CHICAGO/
WASHINGTON D.C. INC., a Delaware
corporation
MORTON'S OF CHICAGO/
WESTBROOK, INC., an Illinois
corporation
MOCGC CORP., a Virginia corporation

MORTON'S OF CHICAGO/BOSTON
LLC, a Delaware limited liability company

MORTON'S OF CHICAGO/
CHARLOTTE LLC, a Delaware limited
liability company
MORTON'S OF CHICAGO/CRYSTAL
CITY LLC, a Delaware limited liability
company
ARNIE MORTON'S OF
CHICAGO/FIGUEROA LLC, a Delaware
limited liability company
MORTON'S OF CHICAGO/
HACKENSACK LLC, a Delaware limited
liability company
MORTON'S OF CHICAGO/HONOLULU
LLC, a Delaware limited liability company

MORTON'S OF CHICAGO/
JACKSONVILLE LLC, a Delaware limited
liability company
MORTON'S OF CHICAGO/KING OF
PRUSSIA LLC, a Delaware limited liability company
MORTON'S OF CHICAGO/NEW
ORLEANS LLC, a Delaware limited liability company
MORTON'S OF CHICAGO/SAN
ANTONIO, INC., a Delaware corporation

MORTON'S OF CHICAGO/SAN
FRANCISCO, INC., a Delaware corporation
MORTON'S OF CHICAGO/
SCOTTSDALE, INC., a Delaware
corporation
MORTON'S OF CHICAGO/VIRGINIA,
INC., an Illinois corporation
MORTON'S OF CHICAGO/
WASHINGTON SQUARE, INC., a
Delaware corporation
PORTERHOUSE OF LOS ANGELES,
INC., a Delaware corporation

MORTON'S OF CHICAGO HOLDING,
INC., a Delaware corporation
ARNIE MORTON'S OF CHICAGO/
BURBANK LLC, a Delaware limited liability company
MORTON'S OF CHICAGO/DENVER
CRESCENT TOWN CENTER, LLC, a
Delaware limited liability company
MORTON'S OF CHICAGO/GREAT
NECK LLC, a Delaware limited liability
company
MORTON'S OF CHICAGO/HARTFORD
LLC, a Delaware limited liability company

MORTON'S OF CHICAGO/
INDIANAPOLIS LLC, a Delaware limited
liability company
MORTON'S OF CHICAGO/KANSAS
CITY LLC, a Delaware limited liability
company
MORTON'S OF CHICAGO/LOUISVILLE
LLC, a Delaware limited liability company

MORTON'S OF CHICAGO/
PITTSBURGH LLC, a Delaware limited
liability company
By:     /s/ Thomas J. Baldwin
   -------------------------------------------
Name:       Thomas J. Baldwin
Title:      Executive Vice President and Chief
            Financial Officer of the above entities

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MORTON'S OF CHICAGO/RESTON
LLC, a Delaware limited liability company
MORTON'S OF CHICAGO/
SCHAUMBURG LLC, a Delaware limited
liability company
MORTON'S OF CHICAGO/WHITE
PLAINS LLC, a Delaware limited liability company
ITALIAN RESTAURANTS HOLDING
CORP., a Delaware corporation
BERTOLINI'S OF CIRCLE CENTRE,
INC., a Delaware corporation
BERTOLINI'S OF LAS VEGAS, INC., a
Delaware corporation
MORTON'S OF CHICAGO/RICHMOND
LLC, a Delaware limited liability company
MORTON'S OF CHICAGO/ STAMFORD
LLC, a Delaware limited liability company

BERTOLINI'S RESTAURANTS, INC., a
Delaware corporation

BERTOLINI'S/KING OF PRUSSIA, INC.,
a Delaware corporation
BERTOLINI'S AT VILLAGE SQUARE,
INC., a Delaware corporation


By:       /s/ Thomas J. Baldwin
   ----------------------------
Name:     Thomas J. Baldwin
Title:    Executive Vice President and Chief
          Financial Officer of the above entities

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ADDISON STEAKHOUSE, INC.,
a Texas corporation
CHICAGO STEAKHOUSE, INC.,
a Texas corporation
HOUSTON STEAKHOUSE, INC.,
a Texas corporation
SAN ANTONIO STEAKHOUSE, INC.,
a Texas corporation


By:       /s/ Darryl Steadman
    -------------------------
Name:  Darryl Steadman
Title: President and Executive Vice President
       of the above entities

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